PACIFIC SELECT FUND

SUPPLEMENT DATED, OCTOBER 1, 2005 TO THE
PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2005

This supplement changes the Pacific Select Fund (fund) prospectus effective October 1, 2005, unless another effective date is specified below. This supplement must be preceded or accompanied by the fund prospectus dated May 1, 2005. Remember to review the fund’s prospectus for other important information.

Effective January 1, 2006, the Blue Chip Portfolio will have a new portfolio manager and a new name. Loomis Sayles & Company, L.P. (Loomis Sayles) will become the portfolio manager of the Blue Chip Portfolio and the portfolio’s name will change to the Large-Cap Growth Portfolio. Certain investment policies and strategies of the Blue Chip Portfolio will change at that time, as described below. In order to facilitate these changes, a portion of the securities holdings of the portfolio will be sold and new investments purchased in accordance with recommendations by the new portfolio manager. Pacific Life, the investment adviser to the fund, may begin this transitioning prior to January 1, 2006. Pacific Life and/or the portfolio may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of securities in connection with this transitioning. It is not expected that the transaction costs associated with the change in portfolio manager will be significant.

Principal changes:

•	The Large-Cap Growth Portfolio will emphasize its investments in large-capitalization growth companies. The current Blue Chip Portfolio also emphasizes large-capitalization companies, but with less emphasis on growth. In addition, it is anticipated that the portfolio will hold a relatively fewer number of issuers than the Blue Chip Portfolio.

•	The benchmark index of the portfolio will be changed from the S&P 500 Index to the Russell 1000 Growth Index, which Loomis Sayles believes is a more appropriate benchmark given its growth management style.

•	The limitation that the portfolio may invest up to 25% of its assets in foreign securities, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs), is changed to allow the portfolio to invest up to 20% of its assets in foreign securities, including emerging market countries. Canadian issuers are excluded for purposes of this limitation.

•	The limitation that the portfolio may invest up to 15% of its assets in equity and/or debt real estate investment trusts (REITs) is removed to allow the portfolio to invest in REITs, without limit, although it is not expected to be a principal investment.

The investment policies and strategies of the Large-Cap Growth Portfolio are described below:

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in large-capitalization equity securities. The portfolio invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined as those which are included in the Russell 1000 Growth Index at the time of purchase. As of August 31, 2005, the market capitalization range of the Russell 1000 Growth Index was between approximately $1.23 billion and $356 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio manager will look for companies’ stock prices that the market has undervalued relative to future growth prospects. The portfolio manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the portfolio manager’s expectations. The portfolio manager typically does not consider current income when making buy/sell decisions.

The portfolio may invest up to 20% of its assets in foreign securities, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The portfolio may also engage in foreign currency transactions and may purchase restricted securities.

Risks — may be affected by the following risks among others:

•	price volatility

•	foreign investments

•	emerging markets

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

•	liquidity

This portfolio may engage in active and frequent trading which could result in higher trading costs and reduce performance.

Please refer to Risks and risk definitions in the prospectus for additional information.

Portfolio manager — Loomis Sayles & Company, L.P. (Loomis Sayles)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:

Mark B. Baribeau, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1989. He has 20 years of investment experience and received an MA from the University of Maryland and a BA from the University of Vermont.
Pamela N. Czekanski, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1995. She has 22 years of investment experience and received a BA from Middlebury College.
Richard D. Skaggs, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1994. He has 20 years of investment experience and received a BS and an MSM from Oakland University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

About the portfolio manager —

Loomis Sayles & Company, L.P. — One Financial Center, Boston, Massachusetts 02111

Loomis Sayles & Company, L.P. (Loomis Sayles) is a subsidiary of IXIS Asset Management North America. Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms with over $68 billion in assets under management as of June 30, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry, and plans to devote $27 million to its research efforts in 2005.

Other changes to Pacific Select Fund

Information regarding Jay K. Rushin is deleted from and the following information is added to the Portfolio manager section of the Aggressive Growth Portfolio:

James G. Birdsall, is a lead portfolio manager at AIM and has been responsible for the portfolio since 2005. He has been associated with AIM and/or its affiliates since 1995. Mr. Birdsall has over 8 years of investment experience and a BBA from Stephen F. Austin State University. In addition, he has an MBA from the University of St. Thomas. As the lead manager, Mr. Birdsall generally has final authority over all aspects of the investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Birdsall may perform these functions, and the nature of these functions, may change from time to time.
Lanny H. Sachnowitz is a senior portfolio manager at AIM and has been responsible for the portfolio since 2005. He has been associated with AIM and/or its affiliates since 1987. Mr. Sachnowitz has over 18 years of investment experience and a BS from the University of Southern California and an MBA from the University of Houston.
Kirk L. Anderson is a portfolio manager at AIM and has been responsible for the fund since 2005. He has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience and a BA in political science from Texas A&M University, and an MS in finance from the University of Houston.

They are assisted by AIM’s Large/ Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the portfolio, but do not have day-to-day management responsibilities with respect to the portfolio.

The following information is added to the Portfolio manager section of the Mid-Cap Value Portfolio:

Robert A. Failla, CFA, is a Senior Vice President of Lazard Asset Management LLC, (Lazard) and a portfolio manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein Investment Research and Management, Inc., where he worked as a portfolio manager on a large-cap and all-cap product. He began working in the investment field in 1993. He has his MBA from New York University’s Stern School of Business, and a BA from Harvard University.

Information regarding Simon Lee is deleted from the Portfolio manager section of the High Yield Bond Portfolio.

About the portfolio managers —

The Columbia Management Advisors, Inc. (Columbia Management) section is amended to add the following:

Due to a merger between Fleet Boston Corporation and Bank of America Corporation in 2004, Columbia Management will be merged into Banc of America Capital Management, LLC, (BACAP), an affiliate under common control with Columbia Management (Merger). Simultaneous with the Merger, BACAP will be renamed Columbia Management Advisors, LLC (CMA LLC) and will serve as the portfolio manager. As a result of the Merger, there will be no change in control, and there will not be an assignment or termination of the portfolio management agreement among and between the fund, Pacific Life and Columbia Management, under the Investment Company Act of 1940, as amended.

Accordingly, at a meeting held on September 12, 2005, the fund’s board, including a majority of independent trustees, considered and approved (in light of the Merger) CMA LLC as successor to Columbia Management and as portfolio manager to the Technology Portfolio, effective on or about September 30, 2005. In approving the transfer of the portfolio management agreement, the board considered among other things that: (i) no changes are expected in the management of the portfolio; (ii) no changes are expected in the advisory or portfolio management fee schedules; (iii) no changes are expected in the management personnel or day-to-day operations of the portfolio as a result of the Merger; (iv) Pacific Life, the fund’s investment adviser recommended the transfer.

The Salomon Brothers Asset Management, Inc (Salomon Brothers) section is amended to add the following:

Citigroup, Inc., the parent company of Salomon Brothers, has agreed to sell substantially all of its worldwide asset management business (the Transaction) including the fund’s portfolio manager, Salomon Brothers, to Legg Mason, Inc. (Legg Mason).

The Transaction will result in an assignment under the Investment Company Act of 1940, of the current portfolio management agreement (Agreement), as amended, among and between Salomon Brothers, the fund, and Pacific Life. As a result, the Agreement will terminate after the transaction is complete. Generally, an assignment requires a shareholder vote of a new advisory agreement. However, under an exemptive order from the Securities and Exchange Commission, Pacific Life and the fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval.

Accordingly, at a meeting held on September 12, 2005, the fund’s board, including a majority of independent trustees, considered and approved (in light of the Transaction) the continuation of Salomon Brothers as portfolio manager to the Large-Cap Value Portfolio and a new management agreement. In approving this continuation and new management agreement, the board considered among other things that: (i) no changes are expected in the management of the portfolio; (ii) no changes are expected in the advisory or portfolio management fee schedules; (iii) no changes are expected in the management personnel of the portfolio as a result of the Transaction; and (iv) Pacific Life, the fund’s investment adviser, recommended the continuation.

Supplement dated October 1, 2005 to the

Statement of Additional Information for the Pacific Select Fund (“Fund”)
dated May 1, 2005

      This supplement revises the Fund’s Statement of Additional Information (“SAI”) effective October 1, 2005:

Under ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

      The following is added to the end of the subsection Board of Trustees – Beneficial Interest of Trustees:

      SEC rules require disclosure of information not already provided in the table above on the ownership of certain interests in securities of an investment adviser or principal underwriter of the Fund by each Trustee who is not an interested person of the Fund and their immediate family members. The only reportable information with respect to the Fund relates to Richard L. Nelson and his family’s trust accounts (“NFT”) and Frederick L. Blackmon. Messrs. Nelson and Blackmon serve as Independent Trustees of the Fund.

      NFT acquired approximately $120,764 of Bank of America Corporation (“B of A”) common shares on September 7 and 8, 2005. Once Mr. Nelson realized that B of A was a publicly held company affiliated with the Fund, he caused the entire position in B of A shares held in NFT to be sold on September 9, 2005.

      Mr. Blackmon has held approximately $27,137 of B of A corporate bonds since at least January 1, 2005, the commencement of his tenure as Trustee. Once Mr. Blackmon realized that B of A was a publicly held company affiliated with the Fund, he sold the entire position in B of A bonds on September 15, 2005.

      Messrs. Nelson and Blackmon are not “interested person[s],” as that term is defined in the Investment Company Act of 1940, of Pacific Life, the Investment Adviser to the Fund. As a result of holding the above-noted position, Messrs. Nelson and Blackmon may each have been an “interested person” of Columbia Management Advisors, Inc., portfolio manager to the Technology Portfolio and an indirect wholly-owned subsidiary of B of A, during the applicable time periods referenced above. Therefore, both Mr. Nelson and Mr. Blackmon may have been an “interested person” of the Technology Portfolio and the Fund during such period.

      Under the subsection Additional Information About the Portfolio Managers — Other Accounts Managed, the following changes are made:

      All information related to Monika H. Degan, Jay K. Rushin, Trent E. Nevills and Simon Lee is deleted.

      The following changes shall be made to the first table:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

		Total Assets		Total Assets		Total Assets
Portfolio and	Number of	in the	Number of	in the	Number of	in the
Portfolio Managers	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts

The following information is added to the section on the Aggressive Growth Portfolio:

Kirk L. Anderson	12	$5,994,696,613	4	$352,982,291	None	N/A
James G. Birdsall	4	$3,763,782,482	None	N/A	None	N/A
Lanny H. Sachnowitz	5	$9,951,007,548	None	N/A	None	N/A

The following is added to the section on the Mid-Cap Value Portfolio:

Robert A. Failla	1	$500,025	2	$61,106,421	216	$667,619,868